DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Premier State Municipal Bond Fund-New Jersey Series for the six-month period ended October 31, 1997 as shown in the following table:

                                                                                                  Annualized
                                                                    Total Return*             Distribution Rate**
                                                                    ___________                ________________
           Class A Shares.........................                      6.28%                        4.56%
           Class B Shares.........................                      6.02%                        4.30%
           Class C Shares.........................                      5.92%                        3.97%

Economic Review
    With the level of inflation as low as it has been seen since 1964 and unemployment still near a 23-year low, the economy continued its solid growth over the reporting period. Gross Domestic Product (the "GDP")-the dollar total of all goods and services produced in the United States-has grown in excess of 3% for each of the past four quarters, a level and consistency of gain unmatched since 1984. This extraordinary economic performance has been fueled by huge business investment in new plant and equipment as well as a renewed surge in consumer spending over the summer. Consumers play a substantial role in determining the course of the economy, since their spending accounts for two thirds of all economic activity. Retail sales rose through the summer and into September, although there was some sign of deceleration as the third quarter progressed.
    The big economic story continued to be the lack of inflation in an economy now in its seventh year of expansion. This remarkable price stability, at a time in the business cycle when inflationary pressures would usually be apparent, has enabled the Federal Reserve Board (the "Fed") to refrain from tightening monetary policy. The Federal Open Market Committee (the "FOMC"), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the surge of growth in the economy. The last increase in short-term interest rates came on March 25, 1997, when the FOMC increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
    Of course, the recent financial market turbulence arising from currency devaluations in some of the economically weaker Southeast Asian countries has added a cautionary note to any Fed monetary actions that might further roil investment markets. The Southeast Asian economies have been cooling or in outright recession for some time and represent a large share of the global economy and the U.S. import/export market. The recent crisis has boosted the value of the U.S. dollar and could further dampen the demand for U.S. exports to this region. This bodes well for continued low inflation in the U.S. and weakens the argument that we are on the brink of price acceleration.
    In fact, inflation remains in check. The Implicit Price Deflator, an indicator of inflation that measures the prices of all goods and services in the U.S., has risen at an annual rate of less than 2% for the past two quarters. This favorable trend in prices has been mirrored by both the Consumer Price Index (a measure of the average change in the prices paid by urban consumers for a fixed market basket of goods and services) and the Producer Price Index (a measure of the average change in the prices of all commodities, at all stages of processing, produced for sale in primary markets in the U.S.). The Labor Department's Employment Cost Index, a broad measure of changes in wages and benefits, has indicated relatively modest increases in labor costs. Still, the labor market remains tight, with the unemployment rate at a low level unmatched in 23 years.

    Whether the economy will slow without further monetary restraint by the Fed remains an open question. Industrial production has been strong and operating rates, an indicator of possible future price pressures, have edged to their highest level in two years. Of paramount concern to Fed Chairman Alan Greenspan is the possibility of continuing economic growth so strong that the unemployment rate is driven even lower, and a subsequent corresponding upsurge in wage rates reignites inflation. The performance of the economy over the coming months appears crucial in determining whether the Fed will actively restrain the economy. We remain alert to changes in economic trends that would increase the risk of rising inflation and, consequently, the prospect of higher interest rates.
Market Environment
    Since our last letter at the end of April 1997, long-term taxable interest rates have declined dramatically. As measured by the 30-year U.S. Treasury bond, yields ended the period at 6.15%, down from roughly 7.00% just six months earlier. In the municipal market the drop in rates was less pronounced as the Bond Buyer Revenue Bond Index closed the period yielding 5.60% versus 6.01% on April 30. Initially, long interest rates were driven lower by expectations that economic growth would slow during the summer.
When the summer slowdown did not materialize, however, disappointed bond market participants pushed yields higher from the beginning of August through mid-September as tight labor markets in the U.S. again became a source of concern. The implications of a tight labor market were overshadowed during October by the development of economic crises in various Asian countries which precipitated a significant correction in the U.S. equity market. The subsequent flight-to-quality rally in Treasuries left taxable yields at their lows for the six months ended October 31, 1997.
    The underperformance of municipal bonds during the reporting period was driven by a combination of lack of retail demand at lower yields and a large increase in issuance as many bond refundings became economically feasible. This weakening technical dynamic is illustrated by the municipal/Treasury yield ratio (as measured by the Bond Buyer Revenue Bond Index /30-year Treasury yield) cheapening from 86% on April 30, 1997, to 91% six months later.
The Portfolio
    In managing your Fund's assets during a period of such uncertainty with respect to the future direction of long-term interest rates, a decidedly conservative posture was maintained. By holding a core of high coupon bonds which provided the Fund with much of its income stream, we remained committed to providing shareholders with the maximum amount of current tax-free income possible. These large coupon securities also provide stability to the Fund's net asset value throughout a period during which we experienced extreme market volatility. Many of the trades that were executed during the period sought to capitalize on the extremely flat yield curve. Other swaps sought to reposition the portfolio with securities that provided greater potential for price appreciation without extending the duration of the portfolio. Throughout the reporting period, further emphasis was placed on extending the optional redemption characteristics of the holdings in order to improve the liquidity of the portfolio. In conclusion, we will continue to monitor the constantly changing financial and political landscapes and adjust our portfolio strategy accordingly.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
November 18, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B shares and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B shares and Class C shares. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS                                                                            OCTOBER 31, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments-96.7%                                                              Amount           Value
                                                                                                ____________    ____________
New Jersey-82.7%
Camden County Improvement Authority, Revenue (Health Care Redevelopment
  Project-Cooper Health System Obligation Group)
  5.875%, 2/15/2015.........................................................                   $     500,000   $     508,245
Camden County Pollution Control Financing Authority, Solid Waste Disposal
  and Resource Recovery System Revenue
  7.50%, 12/1/2009..........................................................                         500,000         508,835
Essex County Improvement Authority:
  GO Guaranteed LR (Sportsplex Project)
    5.625%, 10/1/2023 (Insured; AMBAC)......................................                         345,000         347,643
  Utility System Revenue (Orange Franchise Acquisition Project)
    5.75%, 7/1/2027 (Insured; MBIA).........................................                         500,000         518,940
Mercer County Improvement Authority, Revenue
  (County Courthouse Project) 5.75%, 11/1/2017..............................                         500,000         525,425
New Jersey Economic Development Authority, Revenue:
  Refunding:
    First Mortgage (The Evergreens):
      6%, 10/1/2017.........................................................                         650,000         655,467
      6%, 10/1/2022.........................................................                         700,000         703,570
    (New Jersey Performing Arts Center Project)
      5%, 6/15/2015 (Insured; AMBAC)........................................                         320,000         314,464
  Water Facilities (New Jersey American Water Co. Inc. Project)
    6.50%, 4/1/2022 (Insured; FGIC).........................................                         500,000         540,100
New Jersey Educational Facilities Authority, Revenue:
  (Monmouth University) 5.80%, 7/1/2022.....................................                         395,000         403,362
  Refunding (Trenton State College) 6%, 7/1/2019 (Insured; AMBAC)...........                         500,000         527,430
New Jersey Health Care Facilities Financing Authority, Revenue:
  (General Hospital Center at Passaic) 6.75%, 7/1/2019 (Insured; FSA).......                         550,000         635,520
  Refunding:
    (AHS Hospital Corp.) 5%, 7/1/2027 (Insured; AMBAC)......................                         450,000         430,537
    (Holy Name Hospital Issue) 6%, 7/1/2025.................................                         500,000         515,490
    (Saint Elizabeth Hospital Obligation Group) 6%, 7/1/2020................                       2,225,000       2,306,079
New Jersey Housing and Mortgage Finance Agency, Home Buyer Revenue
  6.05%, 10/1/2028 (Insured; MBIA)..........................................                         500,000         518,335
New Jersey Transportation Trust Fund Authority (Transportation System)
  5%, 6/15/2017.............................................................                         500,000         486,565
Passaic County Utilities Authority, Solid Waste System Revenue
  7%, 11/15/2007............................................................                         575,000         588,351
Port Authority of New York and New Jersey,
  Special Obligation Revenue, Special Project
  (JFK International Air Terminal) 5.75%, 12/1/2022 (Insured; MBIA).........                         585,000         603,492
South Jersey Transportation Authority, LR
  (Raytheon Aircraft Service Inc. Project) 6.15%, 1/1/2022..................                         500,000         523,275
Union County, Refunding 5.20%, 9/1/2012 (Insured; MBIA).....................                         320,000         324,413

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF INVESTMENTS (CONTINUED)                                                           OCTOBER 31, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
                                                                                                ____________    ____________
U.S. Related-14.0%
Puerto Rico Housing Bank and Finance Agency, SFMR
  6.25%, 4/1/2029...........................................................                   $     490,000   $     511,212
Puerto Rico Ports Authority, Special Facility Revenue
  (American Airlines) 6.30%, 6/1/2023.......................................                       1,500,000       1,593,075
                                                                                                                ____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $14,036,172)....................                                     $14,589,825
                                                                                                                ============
Short-Term Municipal Investment-3.3%
New Jersey;
Port Authority of New York and New Jersey,
  Special Obligation Revenue (Versatille Structure Obligation) VRDN 4% (a)
  (cost $500,000)...........................................................                   $     500,000   $     500,000
                                                                                                                ============
TOTAL INVESTMENTS-100.0%
  (cost $14,536,172)........................................................                                     $15,089,825
                                                                                                                ============

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      MBIA    Municipal Bond Investors Assurance
FGIC          Financial Guaranty Insurance Company                           Insurance Corporation
FSA           Financial Security Assurance                       SFMR    Single Family Mortgage Revenue
GO            General Obligation                                 VRDN    Variable Rate Demand Notes
LR            Lease Revenue

Summary of Combined Ratings (Unaudited)
Fitch (b)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       _________________          ___________________
AAA                                Aaa                            AAA                               34.9%
AA                                 Aa                             AA                                 6.7
A                                  A                              A                                  3.4
BBB                                Baa                            BBB                               38.8
BB                                 Ba                             BB                                 3.9
F1                                 MIG1/P1                        SP1/A1                             3.3
Not Rated (c)                      Not Rated (c)                  Not Rated (c)                      9.0
                                                                                                   _______
                                                                                                   100.0%
                                                                                                   =======

Notes to Statement of Investments:
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Fitch currently provides creditworthiness information for a limited number of investments.
(c) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(d) At October 31, 1997, the Fund had $5,754,907 (38.1% of net assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF ASSETS AND LIABILITIES                                                         OCTOBER 31, 1997 (UNAUDITED)
                                                                                                  Cost              Value
                                                                                             ____________       ____________
ASSETS:                          Investments in securities-See Statement of Investments       $14,536,172        $15,089,825
                                 Cash.......................................                                         229,813
                                 Interest receivable........................                                         257,344
                                 Receivable for shares of Beneficial Interest subscribed                              12,500
                                 Prepaid expenses...........................                                          21,527
                                                                                                                ____________
                                                                                                                  15,611,009
                                                                                                                ____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         6,424
                                 Due to Distributor.........................                                           7,362
                                 Payable for investment securities purchased                                         329,197
                                 Accrued expenses...........................                                          21,977
                                                                                                                ____________
                                                                                                                     364,960
                                                                                                                ____________
NET ASSETS..................................................................                                     $15,246,049
                                                                                                                ============
REPRESENTED BY:                  Paid-in capital............................                                     $14,562,375
                                 Accumulated net realized gain (loss) on investments                                 130,021
                                 Accumulated net unrealized appreciation (depreciation) on
                                         investments-Note 4..........................                                553,653
                                                                                                                ____________
NET ASSETS..................................................................                                     $15,246,049
                                                                                                                ============

                                                 NET ASSET VALUE PER SHARE
                                                _____________________________
                                                                             Class A            Class B           Class C
                                                                          ____________       ____________       ____________
Net Assets..................................................                $5,007,442        $10,125,737           $112,870
Shares Outstanding..........................................                   382,109            772,860              8,605
NET ASSET VALUE PER SHARE...................................                    $13.10             $13.10             $13.12
                                                                               =======            =======            =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF OPERATIONS                                                      SIX MONTHS ENDED OCTOBER 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $417,674
EXPENSES:                        Management fee-Note 3(a)...................                     $  39,660
                                 Distribution fees-Note 3(b)................                        23,454
                                 Legal fees.................................                         7,596
                                 Registration fees..........................                         6,644
                                 Shareholder servicing costs-Note 3(c)......                         5,296
                                 Prospectus and shareholders' reports.......                         4,106
                                 Auditing fees..............................                         2,918
                                 Custodian fees.............................                         1,442
                                 Trustees' fees and expenses-Note 3(d)......                           102
                                 Loan commitment fees-Note 2................                            58
                                 Miscellaneous..............................                         4,280
                                                                                                 _________
                                       Total Expenses.......................                        95,556
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (4,514)
                                                                                                 _________
                                       Net Expenses.........................                                          91,042
                                                                                                                   _________
INVESTMENT INCOME-NET.......................................................                                         326,632
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                     $  96,372
                                 Net unrealized appreciation (depreciation) on investments         429,764
                                                                                                 _________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         526,136
                                                                                                                   _________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $852,768
                                                                                                                   =========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS
                                                                 Six Months Ended
                                                                 October 31, 1997  Nine Months Ended     Year Ended
                                                                   (Unaudited)      April 30, 1997*    July 31, 1996
                                                                 ________________  _________________   ______________
OPERATIONS:
  Investment income-net..............................            $      326,632       $      416,181   $      572,174
  Net realized gain (loss) on investments............                    96,372               46,136          150,113
  Net unrealized appreciation (depreciation) on investments             429,764              (39,245)         (76,768)
                                                                   ____________         ____________     ____________
      Net Increase (Decrease) in Net Assets Resulting
        from Operations..............................                   852,768              423,072          645,519
                                                                   ____________         ____________     ____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net:
    Class A shares...................................                  (123,117)            (161,823)        (234,320)
    Class B shares...................................                  (202,847)            (254,207)        (337,766)
    Class C shares...................................                      (668)                (151)             (88)
  Net realized gain on investments:
    Class A shares...................................                     ----               (55,413)          ----
    Class B shares...................................                     ----              (101,848)          ----
    Class C shares...................................                     ----                   (69)          ----
                                                                   ____________         ____________     ____________
      Total Dividends................................                  (326,632)            (573,511)        (572,174)
                                                                   ____________         ____________     ____________
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares...................................                   944,922              294,836          977,750
    Class B shares...................................                 2,239,485            1,349,856        3,045,391
    Class C shares...................................                   120,273                   18            6,000
  Dividends reinvested:
    Class A shares...................................                    74,241              134,012          134,625
    Class B shares...................................                   124,978              209,733          176,239
    Class C shares...................................                       413                  203               88
  Cost of shares redeemed:
    Class A shares...................................                (1,031,447)            (746,605)        (927,041)
    Class B shares...................................                (1,260,716)          (1,696,406)      (1,191,057)
    Class C shares...................................                   (10,307)              (5,000)          ----
                                                                   ____________         ____________     ____________
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions.............                 1,201,842             (459,353)       2,221,995
                                                                   ____________         ____________     ____________
        Total Increase (Decrease) in Net Assets......                 1,727,978             (609,792)       2,295,340
NET ASSETS:
  Beginning of Period................................                13,518,071           14,127,863       11,832,523
                                                                   ____________         ____________     ____________
  End of Period......................................               $15,246,049          $13,518,071      $14,127,863
                                                                   ============         ============     ============
*The Fund has changed its fiscal year end from July 31 to April 30.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
                                                                                           Shares
                                                                    ____________________________________________________
                                                                    Six Months Ended
                                                                    October 31, 1997    Nine Months Ended   Year Ended
                                                                      (Unaudited)       April 30, 1997(1)  July 31, 1996
                                                                    ________________   __________________  _____________
CAPITAL SHARE TRANSACTIONS:
  Class A
  ________
  Shares sold........................................                    73,503               23,143           76,280
  Shares issued for dividends reinvested.............                     5,741               10,476           10,439
  Shares redeemed....................................                   (80,058)             (58,150)         (71,136)
                                                                       ________             ________         ________
               Net Increase (Decrease) in Shares Outstanding               (814)             (24,531)          15,583
                                                                       ========             ========         ========
  Class B
  ________
  Shares sold........................................                   173,833              106,673          236,936
  Shares issued for dividends reinvested.............                     9,660               16,392           13,678
  Shares redeemed....................................                   (97,868)            (132,446)         (93,155)
                                                                       ________             ________         ________
               Net Increase (Decrease) in Shares Outstanding             85,625               (9,381)         157,459
                                                                       ========             ========         ========
  Class C(2)
  _________
  Shares sold........................................                     9,276                    1              466
  Shares issued for dividends reinvested.............                        32                   16                7
  Shares redeemed....................................                      (792)                (401)               -
                                                                       ________             ________         ________
               Net Increase (Decrease) in Shares Outstanding              8,516                 (384)             473
                                                                       ========             ========         ========
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class A Shares
                                                      ___________________________________________________________________________
                                                       Six Months Ended
                                                       October 31, 1997  Nine Months Ended              Year Ended July 31,
                                                                                               __________________________________
PER SHARE DATA:                                          (Unaudited)     April 30, 1997(1)        1996        1995        1994(2)
                                                         ___________      ______________       _______     _______     _______
    Net asset value, beginning of period.                  $12.63             $12.79            $12.71      $12.58      $12.50
                                                          _______            _______           _______     _______     _______
    Investment Operations:
    Investment income-net................                     .32                .42               .59         .71         .18
    Net realized and unrealized gain (loss)
      on investments.....................                     .47               (.02)              .08         .13         .08
                                                          _______            _______           _______     _______     _______
    Total from Investment Operations.....                     .79                .40               .67         .84         .26
                                                          _______            _______           _______     _______     _______
    Distributions:
    Dividends from investment income-net.                    (.32)              (.42)             (.59)       (.71)       (.18)
    Dividends from net realized gain on investments             -               (.14)                -           -           -
                                                          _______            _______           _______     _______     _______
    Total Distributions..................                    (.32)              (.56)             (.59)       (.71)       (.18)
                                                          _______            _______           _______     _______     _______
    Net asset value, end of period.......                  $13.10             $12.63            $12.79      $12.71      $12.58
                                                          =======            =======           =======     =======     =======
TOTAL INVESTMENT RETURN(3)...............                   12.46%(4)           4.25%(4)          5.31%       7.01%       2.07%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                   .93%(4)           1.20%(4)          1.14%        .10%          -
    Ratio of net investment income
      to average net assets..............                    4.87%(4)           4.39%(4)          4.55%       5.60%       5.25%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation provision
      of the management agreement).......                     .06%(4)            .10%(4)           .08%       1.35%       2.50%(4)
    Portfolio Turnover Rate..............                   36.11%(5)         110.12%(5)         28.14%      43.48%          -
    Net Assets, end of period (000's Omitted)              $5,007             $4,837            $5,212      $4,981      $2,318
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                Class B Shares
                                                      ________________________________________________________________________
                                                       Six Months Ended
                                                       October 31, 1997  Nine Months Ended           Year Ended July 31,
                                                                                               _______________________________
PER SHARE DATA:                                          (Unaudited)     April 30, 1997(1)        1996        1995        1994(2)
                                                         ___________    __________________     _______     _______     _______
    Net asset value, beginning of period.                  $12.63             $12.79            $12.71      $12.58      $12.50
                                                          _______            _______           _______     _______     _______
    Investment Operations:
    Investment income-net................                     .28                .37               .52         .65         .16
    Net realized and unrealized gain (loss)
      on investments.....................                     .47               (.02)              .08         .13         .08
                                                          _______            _______           _______     _______     _______
    Total from Investment Operations.....                     .75                .35               .60         .78         .24
                                                          _______            _______           _______     _______     _______
    Distributions:
    Dividends from investment income-net.                    (.28)              (.37)             (.52)       (.65)       (.16)
    Dividends from net realized gain on investments             -               (.14)                -           -           -
                                                          _______            _______           _______     _______     _______
    Total Distributions..................                    (.28)              (.51)             (.52)       (.65)       (.16)
                                                          _______            _______           _______     _______     _______
    Net asset value, end of period.......                  $13.10             $12.63            $12.79      $12.71      $12.58
                                                          =======            =======           =======     =======     =======
TOTAL INVESTMENT RETURN(3)...............                   11.94%(4)           3.74%(4)          4.79%       6.48%       1.94%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  1.44%(4)           1.69%(4)          1.63%        .61%        .50%(4)
    Ratio of net investment income
      to average net assets..............                    4.35%(4)           3.88%(4)          4.04%       5.00%       4.69%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
      (limited to the expense limitation provision
      of the management agreement).......                     .06%(4)            .09%(4)           .08%       1.29%       2.50%(4)
    Portfolio Turnover Rate..............                   36.11%(5)         110.12%(5)         28.14%      43.48%          -
    Net Assets, end of period (000's Omitted)             $10,126             $8,680            $8,910      $6,852      $2,373
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From May 4, 1994 (commencement of operations) to July 31, 1994.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                        Class C Shares
                                                                      ____________________________________________________
                                                                      Six Months Ended                       Year Ended
                                                                      October 31, 1997   Nine Months Ended      July 31,
PER SHARE DATA:                                                         (Unaudited)      April 30, 1997(1)     1996(2)
                                                                      _________________  __________________  ___________
    Net asset value, beginning of period...................                $12.64             $12.78          $13.21
                                                                           ______             ______          ______
    Investment Operations:
    Investment income-net..................................                   .26                .35             .32
    Net realized and unrealized gain (loss)
      on investments.......................................                   .48                 -             (.43)
                                                                           ______             ______          ______
    Total from Investment Operations.......................                   .74                .35            (.11)
                                                                           ______             ______          ______
    Distributions:
    Dividends from investment income-net...................                  (.26)              (.35)           (.32)
    Dividends from net realized gain on investments........                     -               (.14)              -
                                                                           ______             ______          ______
    Total Distributions....................................                  (.26)              (.49)           (.32)
                                                                           ______             ______          ______
    Net asset value, end of period.........................                $13.12             $12.64          $12.78
                                                                           ======             ======          ======
TOTAL INVESTMENT RETURN(3).................................                 11.74%(4)           3.72%(4)       (1.21%)(4)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets................                  1.90%(4)           1.97%(4)        1.95%(4)
    Ratio of net investment income
      to average net assets................................                  3.51%(4)           3.62%(4)        3.68%(4)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager
(limited to the expense limitation provision
of the management agreement)...............................                   .22%(4)            .76%(4)         .02%(4)
    Portfolio Turnover Rate................................                 36.11%(5)         110.12%(5)       28.14%
    Net Assets, end of period (000's Omitted)..............                  $113                 $1              $6
(1)    The Fund has changed its fiscal year end from July 31 to April 30.
(2)    From December 4, 1995 (commencement of initial offering) to July 31, 1996.
(3)    Exclusive of sales load.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Premier State Municipal Bond Fund (the "Trust") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified, open-end management investment company, and operates as a series company currently offering thirteen series, including the New Jersey Series (the "Fund"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State income taxes, without undue risk. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.
    The Trust accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from May 1, 1997 through April 30, 1998, to reduce the management fees paid by the Fund, to the extent that the Fund's aggregate annual expenses (excluding 12b-1 distribution plan fees, taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses) exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $4,514 during the period ended October 31, 1997.
    (b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended October 31, 1997, the Fund was charged $23,312 and $142 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.
    (c) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $6,324, $11,656 and $47 for Class A, Class B and Class C shares, respectively, pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $3,488 pursuant to the transfer agency agreement.

DREYFUS PREMIER STATE MUNICIPAL BOND FUND, NEW JERSEY SERIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Trust an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $5,227,419 and $5,041,670, respectively.
    At October 31, 1997, accumulated net unrealized appreciation on investments was $553,653, consisting of $556,689 gross unrealized appreciation and $3,036 gross unrealized depreciation.
    At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS PREMIER STATE MUNICIPAL
BOND FUND, NEW JERSEY SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940


Printed in U.S.A.                       380/381SA9710
Semi-Annual Report
Dreyfus Premier State
Municipal Bond Fund
New Jersey Series
October 31, 1997
Registration Mark